Exhibit 10.1

EXCHANGERIGHT INCOME FUND OPERATING PARTNERSHIP, LP

AMENDMENT TO CLASSIFY COMMON UNITS

June 10, 2025

Pursuant to this Amendment to Classify Common Units (this “Amendment”), under a power contained in Section 4.3 of the Amended and Restated Limited Partnership Agreement (the “Base Agreement” and, as supplemented by this Amendment and as may otherwise be amended, supplemented or amended and restated from time to time, the “Partnership Agreement”) of ExchangeRight Income Fund Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership”), ExchangeRight Income Fund, a Maryland statutory trust (the “General Partner”), acting in its capacity as the sole general partner of the Operating Partnership, classified and designated an unlimited number of Partnership Units as Class D Common Units (each such Partnership Unit, a “Class D Common Unit”), Class ER-I Common Units (each such Partnership Unit, a “Class ER-I Common Unit”), Class ER-D Common Units (each such Partnership Unit, a “Class ER-D Common Unit”), Class ER-A Common Units (each such Partnership Unit, a ”Class ER-A Common Unit”), and Class ER-S Common Units (each such Partnership Unit, a “Class ER-S Common Unit”).

(1) Class D Common Units.

(a) General Terms. Except as otherwise set forth in this Amendment, each Class D Common Unit is a Common Unit which entitles the holder thereof to the rights of a holder of a Common Unit as provided in the Partnership Agreement and which Corresponds to a Class D Common Share of the General Partner, the terms and conditions of which are set forth in the Declaration.

(b) Distributions. For purposes of distributions payable to Junior Units pursuant to Section 5.2(a) of the Partnership Agreement, the holders of Class D Common Units shall be entitled to share in amounts distributable to the holders of Junior Units, including the Class A Common Units, Class I Common Units, Class S Common Units, Class ER-I Common Units, Class ER-D Common Units, Class ER-A Common Units, Class ER-S Common Units, and Class A 721 Common Units, and, except as may be provided in the terms of any other Class of Common Units, pro rata, based on the total number of Class D Common Units outstanding and by the total number of Common Units of such other Classes outstanding, in each case as of the record date for such distribution.

(c) Conversion of Class D Common Units. Each Class D Common Unit held by a Limited Partner shall automatically and without any action on the part of the Limited Partner convert into an equal number of Class I Common Units, on a 1:1 basis, upon a Conversion Event, unless, at least five (5) days before the effective date of such Conversion Event, the General Partner determines, in its sole and absolute discretion, that such conversion shall not occur in connection with such Conversion Event, but any such determination shall not preclude the conversion of Class D Common Units into Class I Common Units in connection with the occurrence of any successive Conversion Event.

(2) Class ER-I Common Units.

(a)
General Terms. Effective as of June 10, 2025, the Common Units formerly designated as “Class ER Common Units” prior to such date shall be renamed the “Class ER-I Common Units.” In this regard, Section (2) of this Amendment amends, restates, and supersedes,

Exhibit 10.1

in its entirety, Section (1) set forth in the Amendment to Classify Common Units dated May 30, 2024, which is made part of the Base Agreement. Except as otherwise set forth in this Amendment, each Class ER-I Common Unit is a Common Unit which entitles the holder thereof to the rights of a holder of a Common Unit as provided in the Partnership Agreement and which Corresponds to a Class ER-I Common Share of the General Partner, the terms and conditions of which are set forth in the Declaration.

(b) Distributions. For purposes of distributions payable to Junior Units pursuant to Section 5.2(a) of the Partnership Agreement, the holders of Class ER-I Common Units shall be entitled to share in amounts distributable to the holders of Junior Units, including the Class A Common Units, Class I Common Units, Class S Common Units, Class D Common Units, Class ER-D Common Units, Class ER-A Common Units, Class ER-S Common Units, and Class A 721 Common Units, and, except as may be provided in the terms of any other Class of Common Units, pro rata, based on the total number of Class ER-I Common Units outstanding and by the total number of Common Units of such other Classes outstanding, in each case as of the record date for such distribution.

(c) Conversion of Class ER-I Common Units.

(i)
Automatic Conversion Upon Conversion Event. Each Class ER-I Common Unit held by a Limited Partner shall automatically and without any action on the part of the Limited Partner convert into an equal number of Class I Common Units, on a 1:1 basis, upon a Conversion Event, unless, at least five (5) days before the effective date of such Conversion Event, the General Partner determines, in its sole and absolute discretion, that such conversion shall not occur in connection with such Conversion Event, but any such determination shall not preclude the conversion of Class ER-I Common Units into Class I Common Units in connection with the occurrence of any successive Conversion Event.

(ii)
Operating Partnership’s Optional Conversion Rights. From and after the Conversion Trigger Date, the General Partner, on behalf of the Operating Partnership, shall have the right to cause each Limited Partner holding Class ER-I Common Units, without any action on the part of the Limited Partner, to convert any or all of such Limited Partner’s Class ER-I Common Units into an equal number of Class I Common Units, on a 1:1 basis. The General Partner shall provide written notice to the affected Limited Partner of its intent to exercise the conversion rights described in the preceding sentence no less than 30 calendar days prior to any such conversion date.

(3) Class ER-D Common Units.

(a)
General Terms. Except as otherwise set forth in this Amendment, each Class ER-D Common Unit is a Common Unit which entitles the holder thereof to the rights of a holder of a Common Unit as provided in the Partnership Agreement and which Corresponds to a Class ER-D Common Share of the General Partner, the terms and conditions of which are set forth in the Declaration.

(b)
Distributions. For purposes of distributions payable to Junior Units pursuant to Section 5.2(a) of the Partnership Agreement, the holders of Class ER-D Common Units shall be entitled to share in amounts distributable to the holders of Junior Units, including the Class A Common Units, Class I Common Units, Class S Common Units, Class D Common Units, Class ER-I Common Units, Class ER-A Common Units, Class ER-S Common Units, and Class A 721

Exhibit 10.1

Common Units, and, except as may be provided in the terms of any other Class of Common Units, pro rata, based on the total number of Class ER-D Common Units outstanding and by the total number of Common Units of such other Classes outstanding, in each case as of the record date for such distribution.

(c)
Conversion of Class ER-D Common Units.

(i)
Automatic Conversion Upon Conversion Event. Each Class ER-D Common Unit held by a Limited Partner shall automatically and without any action on the part of the Limited Partner convert into an equal number of Class D Common Units, on a 1:1 basis, upon a Conversion Event, unless, at least five (5) days before the effective date of such Conversion Event, the General Partner determines, in its sole and absolute discretion, that such conversion shall not occur in connection with such Conversion Event, but any such determination shall not preclude the conversion of Class ER-D Common Units into Class D Common Units in connection with the occurrence of any successive Conversion Event.

(ii)
Operating Partnership’s Optional Conversion Rights. From and after the Conversion Trigger Date, the General Partner, on behalf of the Operating Partnership, shall have the right to cause each Limited Partner holding Class ER-D Common Units, without any action on the part of the Limited Partner, to convert any or all of such Limited Partner’s Class ER-D Common Units into an equal number of Class D Common Units, on a 1:1 basis. The General Partner shall provide written notice to the affected Limited Partner of its intent to exercise the conversion rights described in the preceding sentence no less than 30 calendar days prior to any such conversion date.

(4) Class ER-A Common Units.

(a)
General Terms. Except as otherwise set forth in this Amendment, each Class ER-A Common Unit is a Common Unit which entitles the holder thereof to the rights of a holder of a Common Unit as provided in the Partnership Agreement and which Corresponds to a Class ER-A Common Share of the General Partner, the terms and conditions of which are set forth in the Declaration.

(b)
Distributions. For purposes of distributions payable to Junior Units pursuant to Section 5.2(a) of the Partnership Agreement, the holders of Class ER-A Common Units shall be entitled to share in amounts distributable to the holders of Junior Units, including the Class A Common Units, Class I Common Units, Class S Common Units, Class D Common Units, Class ER-I Common Units, Class ER-D Common Units, Class ER-S Common Units, and Class A 721 Common Units, and, except as may be provided in the terms of any other Class of Common Units, pro rata, based on the total number of Class ER-A Common Units outstanding and by the total number of Common Units of such other Classes outstanding, in each case as of the record date for such distribution.

(c)
Conversion of Class ER-A Common Units.

(i)
Automatic Conversion Upon Conversion Event. Each Class ER-A Common Unit held by a Limited Partner shall automatically and without any action on the part of the Limited Partner convert into an equal number of Class A Common Units, on a 1:1 basis, upon a Conversion Event, unless, at least five (5) days before the effective date of such Conversion Event, the General Partner determines, in its sole and absolute

Exhibit 10.1

discretion, that such conversion shall not occur in connection with such Conversion Event, but any such determination shall not preclude the conversion of Class ER-A Common Units into Class A Common Units in connection with the occurrence of any successive Conversion Event.

(ii)
Operating Partnership’s Optional Conversion Rights. From and after the Conversion Trigger Date, the General Partner, on behalf of the Operating Partnership, shall have the right to cause each Limited Partner holding Class ER-A Common Units, without any action on the part of the Limited Partner, to convert any or all of such Limited Partner’s Class ER-A Common Units into an equal number of Class A Common Units, on a 1:1 basis. The General Partner shall provide written notice to the affected Limited Partner of its intent to exercise the conversion rights described in the preceding sentence no less than 30 calendar days prior to any such conversion date.

(5) Class ER-S Common Units.

(a)
General Terms. Except as otherwise set forth in this Amendment, each Class ER-S Common Unit is a Common Unit which entitles the holder thereof to the rights of a holder of a Common Unit as provided in the Partnership Agreement and which Corresponds to a Class ER-S Common Share of the General Partner, the terms and conditions of which are set forth in the Declaration.

(b)
Distributions. For purposes of distributions payable to Junior Units pursuant to Section 5.2(a) of the Partnership Agreement, the holders of Class ER-S Common Units shall be entitled to share in amounts distributable to the holders of Junior Units, including the Class A Common Units, Class I Common Units, Class S Common Units, Class D Common Units, Class ER-I Common Units, Class ER-D Common Units, Class ER-A Common Units, and Class A 721 Common Units, and, except as may be provided in the terms of any other Class of Common Units, pro rata, based on the total number of Class ER-S Common Units outstanding and by the total number of Common Units of such other Classes outstanding, in each case as of the record date for such distribution.

(c)
Conversion of Class ER-S Common Units.

(i)
Automatic Conversion Upon Conversion Event. Each Class ER-S Common Unit held by a Limited Partner shall automatically and without any action on the part of the Limited Partner convert into an equal number of Class S Common Units, on a 1:1 basis, upon a Conversion Event, unless, at least five (5) days before the effective date of such Conversion Event, the General Partner determines, in its sole and absolute discretion, that such conversion shall not occur in connection with such Conversion Event, but any such determination shall not preclude the conversion of Class ER-S Common Units into Class S Common Units in connection with the occurrence of any successive Conversion Event.

(ii)
Operating Partnership’s Optional Conversion Rights. From and after the Conversion Trigger Date, the General Partner, on behalf of the Operating Partnership, shall have the right to cause each Limited Partner holding Class ER-S Common Units, without any action on the part of the Limited Partner, to convert any or all of such Limited Partner’s Class ER-S Common Units into an equal number of Class S Common Units, on a 1:1 basis. The General Partner shall provide written notice to the affected Limited Partner of its intent to exercise the conversion rights described in the preceding sentence no less than 30

Exhibit 10.1

calendar days prior to any such conversion date.

(6) Definitions. For purposes of this Amendment and the Base Agreement, the following additional terms shall have the definitions set forth as follows:

(a)
“Class ER-I Common Share” means a Class ER-I Common Share in the General Partner, the terms of which are set forth in the Declaration.

(b)
“Class ER-D Common Share” means a Class ER-D Common Share in the General Partner, the terms of which are set forth in the Declaration.

(c)
“Class ER-A Common Share” means a Class ER-A Common Share in the General Partner, the terms of which are set forth in the Declaration.

(d)
“Class ER-S Common Share” means a Class ER-S Common Share in the General Partner, the terms of which are set forth in the Declaration.

(e)
“Conversion Trigger Date” means the date that is the fifth anniversary of the closing date of a Class ER-I Common Unit holder’s, Class ER-D Common Unit holder’s, Class ER-A Common Unit holder’s, or Class ER-S Common Unit holder’s, as applicable, purchase of Class ER-I Common Units, Class ER-D Common Units, Class ER-A Common Units, or Class ER-S Common Units, respectively. The definition of “Conversion Trigger Date” in this Amendment amends, restates, and supersedes, in its entirety, the definition of “Conversion Trigger Date” set forth in the Amendment to Classify Common Units dated May 30, 2024, which is made part of the Base Agreement.

(7) Capitalized Terms. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Base Agreement.

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Exhibit 10.1

IN WITNESS WHEREOF, this Amendment has been executed as of the date and year first above written, by the undersigned.

GENERAL PARTNER:

EXCHANGERIGHT INCOME FUND

By: ExchangeRight Income Fund Trustee, LLC, its Trustee

By: ExchangeRight Real Estate, LLC, its Manager

By: /s/ Warren Thomas

Name: Warren Thomas

Title: Manager

Signature Page – Operating Partnership – Amendment to Classify Common Units